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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934



Date of Report
(Date of earliest event reported):  April 13, 1999
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                                 SEMPRA ENERGY
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            (Exact name of registrant as specified in its charter)

CALIFORNIA                        1-14201                          33-0732627
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(State of incorporation         (Commission                   I.R.S. Employer
or organization                 File Number)               Identification No.

101 ASH STREET, SAN DIEGO, CALIFORNIA                                  92101
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(Address of principal executive offices)                          (Zip Code)

                                                              (619) 696-2000
Registrant's telephone number, including area code--------------------------

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        (Former name or former address, if changed since last report.)





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Item 5. Other Events.


On April 13, 1999 Sempra Energy(Sempra) announced that Chilquinta S.A.'s Board of Directors has approved an offer by Sempra and Public Service Enterprise Group(PSEG) to acquire(on a 50/50 basis) Chilquinta S.A.'s subsidiary, Chilquinta Energia S.A., for $830 million.
Chilquinta S.A. is based in Santiago, Chile with operations in Chile, Argentina and Peru. The combination remains subject to approval by Chilquinta Energia's shareholders. The press release describing the announcement is attached as Exhibit 99.1.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

        99.1 Press Release of the Company issued April 13, 1999.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         SEMPRA ENERGY
                                                          (Registrant)


Date: April 13, 1999                           By: /s/ F. H. Ault
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                                                   F. H. Ault
                                             Vice President and Controller
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